UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 13, 2014

Bar Harbor Bankshares

(Exact Name of Registrant as Specified in Its Charter)

Maine

(State or Other Jurisdiction of Incorporation)

001-13349

01-0393663

(Commission File Number)

(IRS Employer Identification No.)

             P.O. Box 400

82 Main Street, Bar Harbor, ME

04609-0400

(Address of Principal Executive Offices)

(Zip Code)

(207) 288-3314

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	Page 1
Signatures	Page 1

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Officer

On May 12, 2014, Michael W. Bonsey, submitted his resignation, effective June 13, 2014, as Executive Vice President and Chief Risk Officer of Bar Harbor Bank & Trust, the wholly owned banking subsidiary of Bar Harbor Bankshares.  It is anticipated that Mr. Bonsey will continue in his current position as EVP and Chief Risk Officer until June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 13, 2014

BAR HARBOR BANKSHARES

/s/Curtis C. Simard

Curtis C. Simard

President and Chief Executive Officer